Statements of Operations (USD $)	1 Months Ended
Aug. 15, 2014
Operating Expenses
Professional fees	$ 8,295
General and administrative	75,249
Total Operating Expenses	83,544
LOSS FROM OPERATIONS BEFORE INCOME TAXES	(83,544)
Provision for Income Taxes
NET LOSS	$ (83,544)
Net Loss Per Share - Basic and Diluted	$ (0.08)
Weighted average number of shares outstanding during the period - Basic and Diluted	1,000,000